Exhibit 99.2

Not for promotional use Second Quarter 2023 Financial Results AUGUST 2, 2023

Not for promotional use Agenda 2 INTRODUCTION Kate Haviland Chief Executive Officer AYVAKIT PERFORMANCE Philina Lee, PhD Chief Commercial Officer KEY PORTFOLIO MILESTONES Fouad Namouni, MD President, R&D Q2 2023 FINANCIAL PERFORMANCE Mike Landsittel Chief Financial Officer

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for Blueprint Medicines' current or future approved drugs and drug candidates, including approvals and launches, the initiation of clinical trials or the results of ongoing and planned clinical trials; Blueprint Medicines' plans, strategies and timelines to nominate development candidates; timelines and expectations for interactions with the FDA and other regulatory authorities; statements regarding the plans and potential benefits of AYVAKIT in treating patients with indolent systemic matocytosis; statements regarding plans and expectations for Blueprint Medicines' current or future approved drugs and drug candidates; the potential benefits of any of Blueprint Medicines' current or future approved drugs or drug candidates in treating patients; and Blueprint Medicines' financial performance, strategy, goals and anticipated milestones, business plans and focus. The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation: preliminary activity and safety data may not be representative of more mature data; the risk of delay of any current or planned clinical trials or the development of Blueprint Medicines' current or future drug candidates; risks related to Blueprint Medicines' ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; preclinical and clinical results for Blueprint Medicines' drug candidates may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates may be delayed or slower than anticipated; actions of regulatory agencies may affect the initiation, timing and progress of clinical trials; the success of Blueprint Medicines' current and future collaborations, financing arrangements, partnerships or licensing arrangements; Blueprint Medicines' ability to conduct ongoing and planned clinical trials; risks related to Blueprint Medicines' ability to obtain, maintain and enforce patent and other intellectual property protection for its products and current or future drug candidates it is developing; and resurgence of the COVID-19 pandemic may impact Blueprint Medicines' business, operations, strategy, goals and anticipated milestones, including ongoing and planned research and discovery activities. Any forward-looking statements contained in this presentation represent Blueprint Medicines' views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Blueprint Medicines explicitly disclaims any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

This presentation also contains estimates, projections and other statistical data made by independent parties and by Blueprint Medicines relating to market size and growth and other data about Blueprint Medicines' industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Blueprint Medicines' future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk.

Blueprint Medicines, AYVAKIT, AYVAKYT and associated logos are trademarks of Blueprint Medicines Corporation.

blueprint™ MEDICINES
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Not for promotional use Blueprint Medicines Q2 2023 highlights new era of Precision at Scale 4 COMMERCIAL EXECUTION PIPELINE PROGRESS AYVAKIT U.S. ISM approval and strong Q2 performance unlocks blockbuster potential Clear path to value creation, including best - in - class CDK2 inhibitor BLU - 222 First - and best - in - class potential with significant market opportunity for BLU - 808, an oral, highly potent, and selective wtKIT inhibitor for mast cell disorders, including chronic urticaria RESEARCH EXCELLENCE DRIVING NEAR - AND LONG - TERM VALUE WHILE BEING DISCIPLINED STEWAR DS OF CAPITAL ISM, indolent systemic mastocytosis; wtKIT, wild - type KIT

Not for promotional use AYVAKIT update: second quarter 2023 performance 5 490 520 585 Q4 2022 Q1 2023 Q2 2023 ESTIMATED U.S. AYVAKIT PATIENTS ON THERAPY 1 AYVAKIT GLOBAL NET REVENUE OF $39.9M IN Q2 2023, DRIVEN BY GROWT H IN SM May 22 “Day 0” May 23 “Day 1” May 24 “Day 2” LAUNCH WEEK EXECUTION • AYVAKIT compendia listed for ISM • AYVAKIT approved for ISM • HCP and patient resources immediately activated • First post - approval 25 mg Rx • PIONEER published • Branded HCP engagement began 1. Blueprint Medicines data on file. Estimated patient numbers reflect patients on therapy at quarter exit. ISM, indolent sys tem ic mastocytosis; Rx, prescription; HCP, healthcare provider

Strength across all key metrics of ISM launch

STRONG PROVIDER ENGAGEMENT



- Hem/onc and allergist prescribing
- Community and academic
- ~70% of SM prescriptions since ISM approval from new prescribers

ENCOURAGING PATIENT ACTIVATION



- ~585 total patients on therapy
- New patient starts heavily weighted toward June, first full month post-ISM approval

UNENCUMBERED ACCESS



- Updated policies consistent with broad ISM label
- No denials
- No step therapy

blueprint MEDICINES

SM, systemic mastocytosis; ISM, indolent systemic mastocytosis

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BLU-808 fits the target product profile of a first- and best-in-class wild-type KIT inhibitor for treatment of mast cell disorders, including chronic urticaria



Typical presentation of hives or wheals, a common symptom in chronic urticaria[1]

- Patients with chronic urticaria can experience itching, hives, and swelling
- Related symptoms include anxiety and sleep loss
- QoL similar to other severe skin diseases

BLU-808

PRECLINICAL ATTRIBUTE	
Highly potent inhibitor of wtKIT	✓
Highly selective over off-target kinases (including PDGFR, FLT3)	✓
Peripherally restricted	✓
IND-enabling studies initiated	✓

- Current treatment includes antihistamines, H2 blockers, Xolair
- Unmet need for 2L+ treatment targeting underlying cause of disease blueprint MEDICINES

1. *Nature Reviews Disease Primer (2022).* QoL, quality of life

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Not for promotional use BLU - 222 has potential to be the best - in - class CDK2 inhibitor 8 EARLY EFFICACY SIGNAL WITH MONOTHERAPY CDK2 TARGET VALIDATION Biomarker data show modulation of CDK2 - dependent pathways FAVORABLE SAFETY SUPPORTING COMBINATION DEVELOPMENT COMBINATION DOSE ESCALATION IS ONGOING Confirmed partial response with BLU - 222 monotherapy

Financial discipline and commitment to maintaining strong cash balance

Statement of Operations (unaudited)	Three Months Ended 6/30/2023	Three Months Ended 6/30/2022	Six Months Ended 6/30/2023	Six Months Ended 6/30/2022
Total revenue	$57.6M	$36.5M	$120.9M	$99.3M
Net product sales	$39.9M	$28.5M	$79.0M	$52.3M
Collaboration revenue	$17.7M	$8.0M	$41.9M	$47.0M
Cost of sales	$2.3M	$4.9M	$5.5M	$10.0M
Collaboration loss sharing	$1.2M	$2.1M	$2.5M	$5.4M
Research & development expense[1]	$110.1M	$128.5	$222.1M	$231.6M
Selling, general & admin expense[2]	$71.9M	$58.7M	$142.9M	$115.8M
Net Loss	$(132.8)M	$(159.7)M	$(262.4)M	$(265.7)M
Balance Sheet (unaudited)			**6/30/2023**	**12/31/2022**
Cash, cash equivalents, and investments			$836.6M	$1,078.5M

blueprint™ MEDICINES

1. Includes stock-based compensation expense of $10.2M and $20.3M for the three and six months ended 6/30/23, and $10.5M and $20.5M for the three and six months ended 6/30/22, respectively. 2. Includes stock-based compensation expense of $13.6M and $26.7M for the three and six months ended 06/30/23, and $14.9M and $28.2M for the three and six months ended 6/30/22, respectively.

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Progress against key anticipated portfolio milestones in 2023

Area	Program	Milestone	Timing
Mast cell disorders	AYVAKIT	Present registrational PIONEER trial data in indolent SM at AAAAI Annual Meeting	✓
	AYVAKYT	Achieve EMA validation of a type II variation MAA for indolent SM	✓
	AYVAKIT	Achieve FDA approval and initiate U.S. launch in indolent SM	✓
	Research	Nominate a development candidate targeting wild-type KIT for chronic urticaria	✓
	Elenestinib	Present Part 1 HARBOR trial data in indolent SM	2H 2023
EGFRm NSCLC	BLU-525	Submit IND to FDA	✓
	BLU-451	Present initial CONCERTO trial dose escalation data in EGFR exon 20 NSCLC	✓
Cancers vulnerable to CDK2 inhibition	BLU-222	Present initial VELA trial dose escalation data	✓

CONTINUED COMMERCIAL EXECUTION FOR AYVAKIT/AYVAKYT IN SM

blueprint™ MEDICINES

SM, systemic mastocytosis; AAAAI, American Academy of Allergy, Asthma & Immunology; EMA, European Medicines Agency; MAA, marketing authorization application; FDA, U.S. Food and Drug Administration; IND, investigational new drug; NSCLC, non-small cell lung cancer

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Not for promotional use Thank You